EXHIBIT 99.1


                  Computational Materials dated June 7, 2005.

                   CHL Mortgage Pass-Through Trust 2005-HYB4


                            Computational Materials


                          [LOGO OMITTED] COUNTRYWIDE


                          $748,062,000 (Approximate)



                                  CWMBS, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------            Countrywide Asset-Backed Certificates, Series 2005-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------            Countrywide Asset-Backed Certificates, Series 2005-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

Preliminary Term Sheet                             Date Prepared: June 7, 2005

                   CHL Mortgage Pass-Through Trust 2005-HYB4
            $748,062,000 (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans

================================================================================================================
                    Principal      WAL (Yrs) (2)(3)
                   Amount ($)         (WAvg Roll       Interest                                Expected Ratings
    Class         (Approx.) (1)      Date/ Mat)       Rate Type          Tranche Type             Moody's/S&P
    -----         ---------          -----------      ----------         -------------            -----------
    1-A-1          101,810,000       1.76 / 3.12        WAC (4)             Senior                  Aaa/AAA
    2-A-1          429,524,000       2.50 / 3.23     Variable (6)         Super Senior              Aaa/AAA
    2-A-2          30,943,000        2.50 / 3.23     Variable (6)       Senior Support              Aaa/AAA
----------------------------------------------------------------------------------------------------------------
    2-A-IO           N/A (8)         Not Offered       Fixed (5)    Senior / Interest Only          Aaa/AAA
----------------------------------------------------------------------------------------------------------------
    3-A-1          140,794,000       2.83 / 3.24     Variable (7)           Senior                  Aaa/AAA
----------------------------------------------------------------------------------------------------------------
    3-A-IO           N/A (8)         Not Offered       Fixed (5)    Senior / Interest Only          Aaa/AAA
      M            29,740,000        Not Offered        WAC (9)            Mezzanine                Aa2/AA
     B-1            8,769,000        Not Offered        WAC (9)           Subordinate                A2/A
     B-2            6,482,000        Not Offered        WAC (9)           Subordinate              Baa2/BBB
     B-3                     Privately                  WAC (9)           Subordinate                NR/BB
     B-4                      Placed                    WAC (9)           Subordinate                NR/B
     B-5                   Certificates                 WAC (9)           Subordinate                NR/NR
================================================================================================================
    Total:       $748,062,000 (10)


(1) The Certificates (as described herein) will be collateralized by hybrid adjustable rate, first-lien residential mortgage loans which are expected to have an initial fixed rate period of three, five or seven years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between [5.75 - 9.00% subordination to the Senior Certificates as of the Cut-off Date.
(2) The WALs on the Class 1-A-1, Class 2-A-1, Class 2-A-2 and Class 3-A-1 Certificates are shown to the related WAvg Roll Date (as defined herein) and to maturity at a pricing speed of 25% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination as described herein.
(4) The Certificate Interest Rate for the Class 1-A-1 Certificates for the interest accrual period for any Distribution Date will equal the Net WAC of the Group I Mortgage Loans.
(5) The Certificate Interest Rate for the Class 2-A-IO and Class 3-A-IO Certificates for the interest accrual period for any Distribution Date
     (x) on or prior to the related WAvg Roll Date will be approximately 0.530626% and 0.390000% per annum respectively, and (y) thereafter will be 0% per annum.
(6) The Certificate Interest Rate for the Class 2-A-1 and Class 2-A-2 Certificates for the interest accrual period for any Distribution Date
     (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group II Mortgage Loans less the Certificate Interest Rate for the Class 2-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group II Mortgage Loans.
(7) The Certificate Interest Rate for the Class 3-A-1 Certificates for the interest accrual period for any Distribution Date (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group III Mortgage Loans less the Certificate Interest Rate for the Class 3-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group III Mortgage Loans.
(8) The notional balance of the Class 2-A-IO Certificates on any date will be equal to the current unpaid principal balance of the Class 2-A-1 and Class 2-A-2 Certificates, until and including the related WAvg Roll Date. The notional balance of the Class 3-A-IO certificates on any date will be equal to the current unpaid principal balance of the Class 3-A-1 Certificates until and including the related WAvg Roll date. After the applicable WAvg Roll Date, the notional balance of the Class 2-A-IO and Class 3-A-IO Certificates, as applicable, will equal zero.
(9) The Certificate Interest Rate for the Subordinate Certificates will be equal to the weighted average of the Net WAC of the Mortgage Loans in each Loan Group (weighted on the basis of the related subordinate portions).
(10) Excludes the Class 2-A-IO and Class 3-A-IO notional balances.



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------            Countrywide Asset-Backed Certificates, Series 2005-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


Depositor:                 CWMBS, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing Date, it is expected that
                           Countrywide Home Loans Servicing LP will service substantially all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Moody's and Standard & Poor's are expected to
                           provide ratings on the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-IO, Class 3-A-1, Class
                           3-A-IO, Class M, Class B-1 and Class B-2
                           Certificates. Standard and Poor's is expected to provide ratings on the Class B-3 and Class B-4
                           Certificates. The Class B-5 Certificates will not be rated.

Cut-off Date:              June 1, 2005.

Sample Pool
Calculation Date:          June 1, 2005.

Closing Date:              On or about June 17, 2005.

Pricing Date:              On or about June 9, 2005.

Settlement Date:           On or about June 17, 2005.

Master Servicer
Remittance Date:           The 19th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in July 2005.

Distribution Date:         The business day immediately following the Master
                           Servicer Remittance Date, commencing in July 2005.

Certificates:              The "Senior Certificates" will consist of (i) the
                           Class 1-A-1 Certificates (the "Group I
                           Certificates"), (ii) the Class 2-A-1, Class 2-A-2 and Class 2-A-IO Certificates (collectively, the
                           "Group II Certificates") and (iii) the Class 3-A-1 and Class 3-A-IO Certificates (collectively the
                           "Group III Certificates"). The Class 2-A-IO and
                           Class 3-A-IO Certificates are collectively the "Interest Only Certificates". The "Class A
                           Certificates" will consist of the Class 1-A-1, Class 2-A-1, Class 2-A-2 and Class 3-A-1
                           Certificates.

                           The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class M, Class B-1 and Class B-2 Certificates (collectively, the "Offered Certificates") are being offered publicly.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------            Countrywide Asset-Backed Certificates, Series 2005-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

                           Generally, each Group of Senior Certificates will receive principal and interest from the related Loan Group. The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be
                           eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master
                           Servicer to purchase all remaining assets of the trust fund which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the Certificates and occurs on the "Call Date".

Mortgage Loans:            The aggregate principal balance of the Mortgage
                           Loans as of the Cut-off Date is expected to be approximately $762,550,053. All of the Mortgage
                           Loans will be hybrid, adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                           The collateral tables included in these
                           Computational Materials as Appendix A represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the Trust on the Closing Date. It is expected that (a) additional Mortgage Loans will be delivered to the Trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the Trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. See the attached Collateral Tables attached hereto as Appendix A.

Group I
Mortgage Loans:            The aggregate principal balance of the Group I
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $110,423,511. The Group I
                           Mortgage Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust annually based on the one-year LIBOR index.

Group II
Mortgage Loans:            The aggregate principal balance of the Group II
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $499,421,613. The Group II
                           Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index or the one-year
                           CMT index.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------            Countrywide Asset-Backed Certificates, Series 2005-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

Group III
Mortgage Loans:            The aggregate principal balance of the Group III
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $152,704,929. The Group III
                           Mortgage Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust annually based on either the one-year LIBOR index or the one-year CMT index.


WAvg Roll Date:            The "WAvg Roll Date" for the Group I, Group II and
                           Group III Mortgage Loans (collectively, the
                           "Mortgage Loans") is the Distribution Date in
                           January 2008, April 2010 and March 2012, respectively.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master
                           servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable.
                           As of the Sample Pool Calculation Date, the weighted average Expense Fee Rate is expected to be equal to approximately (a) with respect to any period prior to the related WAvg Roll Date, 0.260%, 0.268% and 0.273% for Loan Group I, Loan Group II and Loan Group III, respectively and (b) thereafter, 0.260%, 0.387% and 0.393% for Loan
                           Group I, Loan Group II and Loan Group III, respectively.

Net WAC: The "Net WAC", with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Accrued Interest:          The price to be paid for the Offered Certificates
                           by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered
                           Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to all the
                           Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit Enhancement:        Senior/subordinate, shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume
                           [7.80]% subordination below the Senior Certificates as of the Cut-off Date.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------            Countrywide Asset-Backed Certificates, Series 2005-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting Interest:         Until the first Distribution Date occurring after
                           June 2015, the Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate
                           Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage
                           Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                            July 2005 - June 2015      0% Pro Rata Share
                            July 2015 - June 2016      30% Pro Rata Share
                            July 2016 - June 2017      40% Pro Rata Share
                            July 2017 - June 2018      60% Pro Rata Share
                            July 2018 - June 2019      80% Pro Rata Share
                            July 2019 and after        100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled (i) on or prior to the June 2008 Distribution Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal or (ii) after the June 2008 Distribution Date, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Group I, Group II and Group III Certificates, as applicable, divided by the aggregate principal balance of the mortgage loans in the related Loan Group) exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Group I, Group II and Group III Certificates, as applicable, as of the Settlement Date, divided by the aggregate principal balance of the mortgage loans in the related Loan Group as of the Cut-off Date), the related Senior Certificates will receive all unscheduled prepayments from the related Loan Group.

Allocation of
Losses: Any realized losses on the Mortgage Loans in a Loan Group will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates (other then the Interest Only Certificates); provided, however that any realized losses on the related Mortgage Loans that would have

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------            Countrywide Asset-Backed Certificates, Series 2005-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


                           been allocable to the Class 2-A-1 Certificates will be allocated to the Class 2-A-2 Certificates until its class principal balance has been reduced to zero.


Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:
                              1) To the Senior Certificates, from the related Loan Group, accrued and unpaid interest at the related Certificate Interest Rate;
                              2)  Concurrently:
                                  (a) To the Class 1-A-1 Certificates,
                                      principal from the related Loan Group;
                                  (b) To the Class 2-A-1 and Class 2-A-2
                                      Certificates, pro rata, principal from
                                      the related Loan Group;
                                  (c) To the Class 3-A-1 Certificates,
                                      principal from the related Loan Group;
                              3) To the Class M Certificates, accrued and unpaid interest at the Class M Certificate Interest Rate;
                              4)  To the Class M Certificates, principal;
                              5) To the Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;
                              6)  To the Class B-1 Certificates, principal;
                              7) To the Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
                              8)  To the Class B-2 Certificates, principal;
                              9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and
                              10) To the Residual Certificate, any remaining
                                  amount.

                                  Under certain circumstances (as described in the prospectus supplement), funds from one Loan Group may be used to pay the Senior Certificates related to another Loan Group.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------            Countrywide Asset-Backed Certificates, Series 2005-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


                                           Yield Tables (%)
                                           ----------------

           Class 1-A-1 to WAvg Roll Date
           ----------------------------------------------------------------------------------------
                Initial Coupon              4.3158%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 100-06                  4.21       4.19       4.13       4.08        3.99
           ========================================================================================
            WAL (yr)                         2.38       2.22       1.76       1.50        1.14
            MDUR (yr)                        2.21       2.07       1.65       1.41        1.09
            First Prin Pay                  Jul-05     Jul-05     Jul-05     Jul-05      Jul-05
            Last Prin Pay                   Jan-08     Jan-08     Jan-08     Jan-08      Jan-08
           ----------------------------------------------------------------------------------------


           Class 1-A-1 to Maturity
           ----------------------------------------------------------------------------------------
                Initial Coupon              4.3158%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 100-06                  5.39       5.23       4.80       4.55        4.21
           ========================================================================================
            WAL (yr)                         11.02      7.23       3.12       2.11        1.32
            MDUR (yr)                        7.41       5.37       2.70       1.91        1.23
            First Prin Pay                  Jul-05     Jul-05     Jul-05     Jul-05      Jul-05
            Last Prin Pay                   Mar-35     Mar-35     Mar-35     Mar-35      Mar-35
           ----------------------------------------------------------------------------------------

           Class 2-A-1 to WAvg Roll Date
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.0331%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 101-00                  4.75       4.70       4.53       4.37        4.05
           ========================================================================================
            WAL (yr)                         4.24       3.71       2.50       1.93        1.30
            MDUR (yr)                        3.71       3.28       2.26       1.76        1.22
            First Prin Pay                  Jul-05     Jul-05     Jul-05     Jul-05      Jul-05
            Last Prin Pay                   Apr-10     Apr-10     Apr-10     Apr-10      Apr-10
           ----------------------------------------------------------------------------------------


           Class 2-A-1 to Maturity
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.0331%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 101-00                  5.25       5.11       4.74       4.49        4.08
           ========================================================================================
            WAL (yr)                         11.67      7.60       3.23       2.16        1.34
            MDUR (yr)                        7.77       5.58       2.76       1.94        1.25
            First Prin Pay                  Jul-05     Jul-05     Jul-05     Jul-05      Jul-05
            Last Prin Pay                   Apr-35     Apr-35     Apr-35     Apr-35      Apr-35
           ----------------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------            Countrywide Asset-Backed Certificates, Series 2005-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------



                                           Yield Tables (%)


           Class 2-A-2 to WAvg Roll Date
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.0331%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 100-16                  4.88       4.85       4.75       4.65        4.45
           ========================================================================================
            WAL (yr)                         4.24       3.71       2.50       1.93        1.30
            MDUR (yr)                        3.71       3.27       2.25       1.76        1.21
            First Prin Pay                  Jul-05     Jul-05     Jul-05     Jul-05      Jul-05
            Last Prin Pay                   Apr-10     Apr-10     Apr-10     Apr-10      Apr-10
           ----------------------------------------------------------------------------------------


           Class 2-A-2 to Maturity
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.0331%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 100-16                  5.31       5.20       4.92       4.74        4.48
           ========================================================================================
            WAL (yr)                         11.67      7.60       3.23       2.16        1.34
            MDUR (yr)                        7.74       5.56       2.75       1.93        1.24
            First Prin Pay                  Jul-05     Jul-05     Jul-05     Jul-05      Jul-05
            Last Prin Pay                   Apr-35     Apr-35     Apr-35     Apr-35      Apr-35
           ----------------------------------------------------------------------------------------

           Class 3-A-1 to WAvg Roll Date
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.0780%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 101-00                  4.87       4.82       4.63       4.45        4.11
           ========================================================================================
            WAL (yr)                         5.60       4.67       2.83       2.06        1.33
            MDUR (yr)                        4.70       3.98       2.50       1.87        1.24
            First Prin Pay                  Jul-05     Jul-05     Jul-05     Jul-05      Jul-05
            Last Prin Pay                   Mar-12     Mar-12     Mar-12     Mar-12      Mar-12
           ----------------------------------------------------------------------------------------


           Class 3-A-1 to Maturity
           ----------------------------------------------------------------------------------------
                Initial Coupon              5.0780%
           ----------------------------------------------------------------------------------------
           Prepay Speed                     5% CPR    10% CPR    25% CPR     35% CPR     50% CPR

           ========================================================================================
             Yield @ 101-00                  5.20       5.07       4.73       4.50        4.12
           ========================================================================================
            WAL (yr)                         11.82      7.67       3.24       2.16        1.34
            MDUR (yr)                        7.87       5.63       2.76       1.94        1.25
            First Prin Pay                  Jul-05     Jul-05     Jul-05     Jul-05      Jul-05
            Last Prin Pay                   Apr-35     Apr-35     Apr-35     Apr-35      Apr-35
           ----------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                                               Computational Materials for
--------------------------------------            Countrywide Asset-Backed Certificates, Series 2005-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                   CONTACTS
------------------------------------------------------------------------------
Countrywide Securities Corporation

Mortgage Trading/Syndicate
--------------------------

Gary Johnson                                 Tel: (818) 225-3188
                                             gary_johnson@countrywide.com
Peter Harrison                               Tel: (818) 225-4544
                                             peter_harrison@countrywide.com
Jeff Traister                                Tel: (818) 225-4712
                                             jeffrey_traister@countrywide.com
Principal Finance Group
-----------------------

Andrea Lenox                                 Tel:  (818) 225-3741
                                             andrea_lenox@countrywide.com
Josh Smith                                   Tel:  (818) 225-3292
                                             joshua_n_smith@countrywide.com
Bentley Hodges                               Tel: (818) 225-3433
                                             bentley_hodges@countrywide.com
------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                         $110,423,511 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                                       Range
(As of Calculation Date)                                                                               -----

Total Number of Loans                                                         433
Total Outstanding Balance                                            $110,423,511
Average Loan Balance                                                     $255,020             $49,741 to $1,000,000
WA Mortgage Rate                                                           4.576%              3.375% to 6.375%
WA Mortgage Rate Net LPMI                                                  4.575%              3.375% to 6.375%
Net WAC                                                                    4.316%              3.116% to 6.116%
ARM Characteristics
    WA Gross Margin                                                        2.329%              2.250% to 4.000%
    WA Months to First Roll                                                    30                   8 to 36
    WA First Periodic Cap                                                  2.804%              2.000% to 3.000%
    WA Subsequent Periodic Cap                                             2.000%              2.000% to 2.000%
    WA Lifetime Cap                                                       10.576%              9.375% to 12.375%
    WA Lifetime Floor                                                      2.329%              2.250% to 4.000%
WA Original Term (months)                                                     360                 360 to 360
WA Remaining Term (months)                                                    354                 322 to 360
WA Age (months)                                                                 6                   0 to 38
WA LTV                                                                     70.99%              14.93% to 95.00%
WA FICO                                                                       729

Secured by (% of pool)                 1st Liens                          100.00%
                                       2nd Liens                            0.00%
Prepayment Penalty at Loan Orig (% of all loans)                            0.18%
Prepay Moves Exempted                  Soft                                 0.00%
                                       Hard                                 0.18%
                                       No Prepay                           99.82%
                                       Unknown                             -0.00%
Percent of IO                                                              19.95%

------------------------------------------------------------------------------------------------------------------------------------
     Top 5 States           Top 5 Prop               Doc Types              Purpose Codes         Occ Codes         Orig PP Term
     ------------           ----------               ---------              -------------         ---------         ------------
CA            32.10%    SFR          58.22%  FULL/AL            86.69%   PUR          37.12%   OO         90.34%  0           99.82%
IL            13.09%    PUD          27.08%  PREFER              7.71%   RNC          32.19%   2H          5.72%  36           0.18%
WA             7.39%    CND          13.97%  REDUCE              4.05%   RCO          30.69%   INV         3.94%
AZ             5.02%    2-4U          0.73%  NINA                1.04%
NV             4.62%                         NO RATI             0.51%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                        $110,423,511 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                                     Description
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
3/1 LIB12M                            $88,393,037      382    80.05     $231,395    4.408      353      732     71.1
3/1 LIB12M - IO                       $22,030,474       51    19.95     $431,970    5.251      357      718     70.5
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                              Range of Current Balance
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                        $49,741        1     0.05      $49,741    4.625      356      775     14.9
$50,000.01 - $100,000.00               $1,771,991       21     1.60      $84,381    4.539      355      737     73.3
$100,000.01 - $150,000.00              $8,027,110       62     7.27     $129,470    4.558      354      729     74.0
$150,000.01 - $200,000.00             $12,673,591       72    11.48     $176,022    4.433      354      726     71.8
$200,000.01 - $250,000.00             $19,865,871       88    17.99     $225,749    4.493      355      732     73.4
$250,000.01 - $300,000.00             $18,072,926       66    16.37     $273,832    4.368      354      732     70.7
$300,000.01 - $350,000.00             $24,240,436       75    21.95     $323,206    4.337      354      729     70.5
$350,000.01 - $400,000.00              $7,104,463       19     6.43     $373,919    4.817      357      731     66.1
$400,000.01 - $450,000.00              $1,696,943        4     1.54     $424,236    5.163      355      679     77.8
$450,000.01 - $500,000.00              $5,229,138       11     4.74     $475,376    5.236      352      723     68.0
$550,000.01 - $600,000.00              $1,148,599        2     1.04     $574,299    4.497      349      713     77.6
$600,000.01 - $650,000.00              $1,886,150        3     1.71     $628,717    5.258      356      749     79.6
$750,000.01 - $1,000,000.00            $8,656,550        9     7.84     $961,839    5.256      353      729     65.3
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                              Range of Original Balance
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                        $49,741        1     0.05      $49,741    4.625      356      775     14.9
$50,000.01 - $100,000.00               $1,612,659       19     1.46      $84,877    4.524      355      734     73.1
$100,000.01 - $150,000.00              $7,144,058       56     6.47     $127,572    4.553      355      726     75.0
$150,000.01 - $200,000.00             $13,181,082       77    11.94     $171,183    4.446      354      730     71.7
$200,000.01 - $250,000.00             $19,404,062       87    17.57     $223,035    4.491      355      730     73.1
$250,000.01 - $300,000.00             $18,471,586       68    16.73     $271,641    4.383      354      734     70.6
$300,000.01 - $350,000.00             $24,496,644       76    22.18     $322,324    4.330      354      728     71.0
$350,000.01 - $400,000.00              $7,057,381       19     6.39     $371,441    4.798      356      734     65.6
$400,000.01 - $450,000.00              $1,696,943        4     1.54     $424,236    5.163      355      679     77.8
$450,000.01 - $500,000.00              $5,229,138       11     4.74     $475,376    5.236      352      723     68.0
$500,000.01 - $550,000.00                $388,918        1     0.35     $388,918    4.875      357      750     62.7
$550,000.01 - $600,000.00              $1,148,599        2     1.04     $574,299    4.497      349      713     77.6
$600,000.01 - $650,000.00              $1,886,150        3     1.71     $628,717    5.258      356      749     79.6
$750,000.01 - $1,000,000.00            $8,656,550        9     7.84     $961,839    5.256      353      729     65.3
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                        $110,423,511 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                                        State
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
Arizona                                $5,541,940       25     5.02     $221,678    4.719      355      711     75.7
California                            $35,450,989      116    32.10     $305,612    4.646      355      729     67.8
Colorado                               $3,122,605       10     2.83     $312,261    4.528      355      732     68.4
Connecticut                            $1,780,927        6     1.61     $296,821    4.528      355      702     82.2
Florida                                $3,975,302        9     3.60     $441,700    4.911      356      752     72.7
Georgia                                $1,465,450        8     1.33     $183,181    4.685      355      739     66.7
Illinois                              $14,458,523       62    13.09     $233,202    4.389      354      727     70.0
Indiana                                $2,259,747        8     2.05     $282,468    5.015      342      723     71.6
Kentucky                                 $267,379        2     0.24     $133,690    4.414      353      731     86.4
Louisiana                                $326,564        1     0.30     $326,564    3.875      353      631     94.3
Massachusetts                          $1,666,048        7     1.51     $238,007    4.426      354      767     64.8
Maryland                                 $762,202        4     0.69     $190,550    4.193      354      731     71.6
Michigan                               $4,025,041       17     3.65     $236,767    4.541      354      730     70.0
Minnesota                              $2,539,627       12     2.30     $211,636    4.319      354      725     72.2
Missouri                               $1,287,896        5     1.17     $257,579    4.969      355      736     80.0
Montana                                  $717,628        2     0.65     $358,814    5.059      357      742     64.0
North Carolina                         $2,140,828       12     1.94     $178,402    4.549      355      739     67.1
North Dakota                             $155,706        1     0.14     $155,706    4.750      355      772     80.0
New Jersey                             $1,375,766        6     1.25     $229,294    4.242      355      702     79.6
Nevada                                 $5,102,366       20     4.62     $255,118    4.671      356      729     65.4
New York                                 $453,176        1     0.41     $453,176    4.500      323      798     75.5
Ohio                                   $3,373,511       18     3.06     $187,417    4.420      352      741     74.2
Oklahoma                                 $312,373        1     0.28     $312,373    4.250      354      680     67.0
Oregon                                 $1,834,542        9     1.66     $203,838    4.438      353      748     73.1
Pennsylvania                             $765,559        6     0.69     $127,593    4.452      355      766     68.5
South Carolina                           $358,953        2     0.33     $179,476    4.189      353      728     85.1
Texas                                    $504,454        3     0.46     $168,151    5.175      352      723     83.1
Utah                                   $3,509,421       16     3.18     $219,339    4.509      355      720     79.8
Virginia                               $2,465,657        7     2.23     $352,237    4.979      356      727     79.3
Washington                             $8,161,187       35     7.39     $233,177    4.342      353      730     74.6
Wisconsin                                $262,144        2     0.24     $131,072    4.394      353      674     73.1
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                           $6,983,083       33     6.32     $211,609    4.441      354      747     41.3
50.01 - 55.00                          $5,096,454       18     4.62     $283,136    4.602      349      743     52.9
55.01 - 60.00                          $7,306,043       24     6.62     $304,418    4.754      355      723     57.7
60.01 - 65.00                          $8,587,989       27     7.78     $318,074    4.684      356      743     62.3
65.01 - 70.00                         $19,359,120       68    17.53     $284,693    4.499      354      726     68.0
70.01 - 75.00                         $12,191,866       45    11.04     $270,930    4.465      355      738     72.9
75.01 - 80.00                         $42,793,779      174    38.75     $245,941    4.608      354      728     79.2
80.01 - 85.00                          $1,247,408        6     1.13     $207,901    4.449      355      712     84.2
85.01 - 90.00                          $3,461,619       21     3.13     $164,839    4.663      355      691     88.4
90.01 - 95.00                          $3,396,149       17     3.08     $199,773    4.564      354      696     94.5
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                        $110,423,511 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                                Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                Current Gross Coupon
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                            $329,145        1     0.30     $329,145    3.375      353      769     50.8
3.501 - 4.000                         $13,788,539       60    12.49     $229,809    3.947      354      731     71.9
4.001 - 4.500                         $52,621,426      222    47.65     $237,033    4.340      354      733     70.5
4.501 - 5.000                         $26,574,674      105    24.07     $253,092    4.766      355      730     71.4
5.001 - 5.500                         $11,376,785       28    10.30     $406,314    5.324      357      716     71.1
5.501 - 6.000                          $4,094,269       13     3.71     $314,944    5.829      358      725     75.4
6.001 - 6.500                          $1,638,673        4     1.48     $409,668    6.297      336      698     65.8
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                   Property Type
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
SFR                                   $64,285,835      247    58.22     $260,267    4.581      354      729     69.7
PUD                                   $29,904,777      113    27.08     $264,644    4.607      355      728     72.1
CND                                   $15,428,061       69    13.97     $223,595    4.494      354      729     74.4
2-4U                                     $804,837        4     0.73     $201,209    4.638      355      757     69.1
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                       Purpose
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
PUR                                   $40,991,381      142    37.12     $288,672    4.709      355      731     75.2
RNC                                   $35,548,069      154    32.19     $230,832    4.486      353      727     69.9
RCO                                   $33,884,060      137    30.69     $247,329    4.510      355      730     67.0
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                      Occupancy
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
OO                                    $99,754,257      388    90.34     $257,099    4.575      354      729     71.0
2H                                     $6,321,163       27     5.72     $234,117    4.339      353      731     71.1
INV                                    $4,348,090       18     3.94     $241,561    4.946      355      729     71.8
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                        $110,423,511 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                       Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
360                                      $460,000        1     0.42     $460,000    6.000      360      780     80.0
359                                    $1,171,600        2     1.06     $585,800    5.451      359      768     67.7
358                                    $3,214,000        6     2.91     $535,667    5.386      358      714     68.8
357                                   $20,884,490       60    18.91     $348,075    5.008      357      723     70.4
356                                   $13,333,380       64    12.07     $208,334    4.453      356      746     70.3
355                                   $17,968,266       76    16.27     $236,425    4.462      355      732     72.2
354                                   $18,818,541       86    17.04     $218,820    4.423      354      724     71.1
353                                   $14,610,936       61    13.23     $239,524    4.283      353      724     71.8
352                                   $12,025,853       52    10.89     $231,266    4.260      352      736     69.4
351                                    $3,755,901       14     3.40     $268,279    4.473      351      713     75.1
350                                    $1,017,344        4     0.92     $254,336    4.800      350      727     73.6
349                                      $148,529        1     0.13     $148,529    6.375      349      768     95.0
348                                      $179,689        1     0.16     $179,689    4.000      348      672     74.7
346                                      $421,876        1     0.38     $421,876    4.500      346      670     65.7
344                                      $586,399        1     0.53     $586,399    4.375      344      740     80.0
332                                      $478,888        1     0.43     $478,888    4.625      332      702     69.5
323                                      $453,176        1     0.41     $453,176    4.500      323      798     75.5
322                                      $894,643        1     0.81     $894,643    6.250      322      707     54.8
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                    Document Type
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
FULL/ALT                              $95,721,406      403    86.69     $237,522    4.485      354      728     71.2
PREFERRED                              $8,515,233       16     7.71     $532,202    5.051      357      755     65.8
REDUCED                                $4,471,495       10     4.05     $447,150    5.443      356      712     76.6
NINA                                   $1,153,176        3     1.04     $384,392    5.291      344      723     69.7
NO RATIO                                 $562,200        1     0.51     $562,200    4.625      354      684     75.0
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                    Range of FICO
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
601 - 620                                $394,296        2     0.36     $197,148    4.280      353      620     54.9
621 - 640                              $2,466,356        9     2.23     $274,040    4.606      354      635     75.0
641 - 660                              $4,447,644       20     4.03     $222,382    4.787      355      653     73.0
661 - 680                              $8,433,150       32     7.64     $263,536    4.752      354      669     72.5
681 - 700                             $13,316,440       53    12.06     $251,254    4.650      355      690     75.7
701 - 720                             $16,934,338       58    15.34     $291,971    4.633      352      710     70.4
721 - 740                             $14,490,214       58    13.12     $249,831    4.387      354      732     73.8
741 - 760                             $18,694,146       77    16.93     $242,781    4.522      355      751     69.6
761 - 780                             $19,435,704       76    17.60     $255,733    4.604      355      770     69.5
781 - 800                              $9,411,885       36     8.52     $261,441    4.466      353      788     66.5
801 - 820                              $2,399,339       12     2.17     $199,945    4.542      355      803     61.8
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                        $110,423,511 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                                   Range of FICO
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                              Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
0                                    $110,223,511      432    99.82     $255,147    4.574      354      729     71.1
36                                       $200,000        1     0.18     $200,000    5.625      355      657     36.4
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                80% LTV/PMI Analysis         (Excludes 389 80% or less LTV Mortgages)
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI                     $8,105,177       44   100.00     $184,209    4.588      355      697     90.3
--------------------------------------------------------------------------------------------------------------------
                                       $8,105,177       44   100.00     $184,209    4.588      355      697     90.3
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                   Months to Roll
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
8                                        $478,888        1     0.43     $478,888    4.625      332      702     69.5
10                                       $894,643        1     0.81     $894,643    6.250      322      707     54.8
11                                       $453,176        1     0.41     $453,176    4.500      323      798     75.5
20                                       $586,399        1     0.53     $586,399    4.375      344      740     80.0
22                                       $421,876        1     0.38     $421,876    4.500      346      670     65.7
24                                       $179,689        1     0.16     $179,689    4.000      348      672     74.7
25                                       $148,529        1     0.13     $148,529    6.375      349      768     95.0
26                                     $1,017,344        4     0.92     $254,336    4.800      350      727     73.6
27                                     $3,755,901       14     3.40     $268,279    4.473      351      713     75.1
28                                    $12,025,853       52    10.89     $231,266    4.260      352      736     69.4
29                                    $14,610,936       61    13.23     $239,524    4.283      353      724     71.8
30                                    $18,818,541       86    17.04     $218,820    4.423      354      724     71.1
31                                    $17,968,266       76    16.27     $236,425    4.462      355      732     72.2
32                                    $13,333,380       64    12.07     $208,334    4.453      356      746     70.3
33                                    $20,884,490       60    18.91     $348,075    5.008      357      723     70.4
34                                     $3,214,000        6     2.91     $535,667    5.386      358      714     68.8
35                                     $1,171,600        2     1.06     $585,800    5.451      359      768     67.7
36                                       $460,000        1     0.42     $460,000    6.000      360      780     80.0
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                       Margin
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                        $110,074,981      431    99.68     $255,394    4.572      354      729     71.0
3.001 - 4.000                            $348,529        2     0.32     $174,265    5.945      352      704     61.4
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                        $110,423,511 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                                    Maximum Rates
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                        $14,117,684       61    12.79     $231,437    3.934      354      732     71.4
10.001 - 11.000                       $79,196,100      327    71.72     $242,190    4.483      354      732     70.8
11.001 - 12.000                       $15,471,053       41    14.01     $377,343    5.458      357      718     72.2
12.001 - 13.000                        $1,638,673        4     1.48     $409,668    6.297      336      698     65.8
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                            Next Interest Adjustment Date
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
05/05                                    $453,176        1     0.41     $453,176    4.500      323      798     75.5
02/06                                    $478,888        1     0.43     $478,888    4.625      332      702     69.5
04/06                                    $894,643        1     0.81     $894,643    6.250      322      707     54.8
02/07                                    $586,399        1     0.53     $586,399    4.375      344      740     80.0
04/07                                    $421,876        1     0.38     $421,876    4.500      346      670     65.7
06/07                                    $179,689        1     0.16     $179,689    4.000      348      672     74.7
07/07                                    $148,529        1     0.13     $148,529    6.375      349      768     95.0
08/07                                  $1,017,344        4     0.92     $254,336    4.800      350      727     73.6
09/07                                  $3,755,901       14     3.40     $268,279    4.473      351      713     75.1
10/07                                 $12,025,853       52    10.89     $231,266    4.260      352      736     69.4
11/07                                 $14,610,936       61    13.23     $239,524    4.283      353      724     71.8
12/07                                 $18,818,541       86    17.04     $218,820    4.423      354      724     71.1
01/08                                 $17,968,266       76    16.27     $236,425    4.462      355      732     72.2
02/08                                 $13,333,380       64    12.07     $208,334    4.453      356      746     70.3
03/08                                 $20,884,490       60    18.91     $348,075    5.008      357      723     70.4
04/08                                  $3,214,000        6     2.91     $535,667    5.386      358      714     68.8
05/08                                  $1,171,600        2     1.06     $585,800    5.451      359      768     67.7
06/08                                    $460,000        1     0.42     $460,000    6.000      360      780     80.0
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                Initial Fixed Period
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
36                                   $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                     Floor Rate
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                        $110,074,981      431    99.68     $255,394    4.572      354      729     71.0
3.001 - 4.000                            $348,529        2     0.32     $174,265    5.945      352      704     61.4
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                     Initial Cap
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                        $110,423,511 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                                     Initial Cap
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
2.000                                 $21,643,100       50    19.60     $432,862    5.112      353      727     67.4
3.000                                 $88,780,410      383    80.40     $231,803    4.445      354      730     71.9
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                   Subsequent Cap
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
2.000                                $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------
                                     $110,423,511      433   100.00     $255,020    4.576      354      729     71.0
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                         $499,421,613 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                                            Range
(As of Calculation Date)                                                                                    -----

Total Number of Loans                                                        1,034
Total Outstanding Balance                                             $499,421,613
Average Loan Balance                                                      $483,000                    $48,758 to $2,500,000
WA Mortgage Rate                                                            5.831%                     4.000% to 8.000%
WA Mortgage Rate Net LPMI                                                   5.827%                     4.000% to 8.000%
Net WAC                                                                     5.564%                     3.741% to 7.741%
ARM Characteristics
    WA Gross Margin                                                         2.281%                     2.250% to 6.000%
    WA Months to First Roll                                                     58                         43 to 60
    WA First Periodic Cap                                                   4.981%                     2.000% to 6.000%
    WA Subsequent Periodic Cap                                              1.994%                     1.000% to 2.000%
    WA Lifetime Cap                                                        10.842%                     9.000% to 13.000%
    WA Lifetime Floor                                                       2.282%                     2.250% to 6.500%
WA Original Term (months)                                                      360                        360 to 360
WA Remaining Term (months)                                                     358                        343 to 360
WA Age (months)                                                                  2                          0 to 17
WA LTV                                                                      76.38%                     28.06% to 95.00%
WA FICO                                                                        720

Secured by (% of pool)          1st Liens                                  100.00%
                                2nd Liens                                    0.00%
Prepayment Penalty at Loan Orig (% of all loans)                             2.82%
Prepay Moves Exempted           Soft                                         2.57%
                                Hard                                         0.25%
                                No Prepay                                   97.18%
                                Unknown                                     -0.00%
Percent of IO                                                               89.35%


  Top 5 States          Top 5 Prop                Doc Types             Purpose Codes            Occ Codes         Orig PP Term
  ------------          ----------                ---------             -------------            ---------         ------------
CA          68.67%  SFR          54.15%    REDUCE          66.75%   PUR            74.43%    OO          89.66%  0           97.18%
FL           5.75%  PUD          30.41%    FULL/AL         16.99%   RCO            15.68%    2H           5.63%  12           0.91%
NV           3.73%  CND          10.38%    PREFER          13.41%   RNC             9.88%    INV          4.71%  36           0.97%
AZ           2.61%  2-4U          2.99%    STREAM           1.40%                                                60           0.94%
WA           1.95%  CNDP          2.06%    NINA             1.29%
                                           NO RATI          0.08%
                                           SISA             0.07%


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                        $499,421,613 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                                     Description
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
5/1 CMT1Y                              $2,701,406        9     0.54     $300,156    5.628      353      722     82.5
5/1 CMT1Y - IO                         $5,280,768       11     1.06     $480,070    5.187      358      742     73.5
5/25 LIB6M                             $1,662,717        7     0.33     $237,531    6.168      355      697     77.1
5/25 LIB6M - IO                        $2,390,002       10     0.48     $239,000    5.935      354      735     78.6
5/1 LIB12M                            $48,832,330      117     9.78     $417,370    5.700      357      705     74.4
5/1 LIB12M - IO                      $438,554,390      880    87.81     $498,357    5.853      358      722     76.6
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                              Range of Current Balance
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                        $48,758        1     0.01      $48,758    6.750      359      738     80.0
$50,000.01 - $100,000.00               $1,029,702       12     0.21      $85,808    6.085      356      715     74.7
$100,000.01 - $150,000.00              $2,985,275       24     0.60     $124,386    5.996      356      707     81.4
$150,000.01 - $200,000.00              $5,516,319       31     1.10     $177,946    5.925      357      715     79.2
$200,000.01 - $250,000.00              $7,611,237       34     1.52     $223,860    5.905      358      708     81.0
$250,000.01 - $300,000.00              $9,080,158       33     1.82     $275,156    5.607      357      714     74.8
$300,000.01 - $350,000.00              $8,730,462       27     1.75     $323,350    5.646      357      721     77.7
$350,000.01 - $400,000.00             $90,284,448      236    18.08     $382,561    5.968      358      714     78.3
$400,000.01 - $450,000.00             $72,904,049      172    14.60     $423,861    5.847      358      717     78.5
$450,000.01 - $500,000.00             $64,230,722      135    12.86     $475,783    5.826      358      714     77.8
$500,000.01 - $550,000.00             $44,332,127       85     8.88     $521,554    5.800      358      724     78.1
$550,000.01 - $600,000.00             $37,680,183       65     7.54     $579,695    5.701      358      725     77.3
$600,000.01 - $650,000.00             $46,202,600       73     9.25     $632,912    5.914      358      717     75.1
$650,000.01 - $700,000.00              $8,839,551       13     1.77     $679,965    5.505      358      737     73.7
$700,000.01 - $750,000.00             $10,103,542       14     2.02     $721,682    5.606      358      733     77.8
$750,000.01 - $1,000,000.00           $42,085,767       47     8.43     $895,442    5.748      358      731     72.2
$1,000,000.01 - $1,500,000.00         $28,239,197       22     5.65   $1,283,600    5.536      358      722     71.4
$1,500,000.01 - $2,000,000.00         $14,542,516        8     2.91   $1,817,815    6.223      357      746     66.1
>= $2,000,000.01                       $4,975,000        2     1.00   $2,487,500    6.314      359      727     64.6
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                              Range of Original Balance
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                        $48,758        1     0.01      $48,758    6.750      359      738     80.0
$50,000.01 - $100,000.00                 $970,457       11     0.19      $88,223    6.045      356      713     74.4
$100,000.01 - $150,000.00              $2,985,275       24     0.60     $124,386    5.996      356      707     81.4
$150,000.01 - $200,000.00              $5,117,770       29     1.02     $176,475    5.973      357      714     79.7
$200,000.01 - $250,000.00              $8,009,786       36     1.60     $222,494    5.876      357      709     80.6
$250,000.01 - $300,000.00              $9,080,158       33     1.82     $275,156    5.607      357      714     74.8
$300,000.01 - $350,000.00              $8,730,462       27     1.75     $323,350    5.646      357      721     77.7
$350,000.01 - $400,000.00             $89,485,407      234    17.92     $382,416    5.974      358      714     78.3
$400,000.01 - $450,000.00             $73,342,647      174    14.69     $421,509    5.844      358      717     78.5
$450,000.01 - $500,000.00             $64,230,722      135    12.86     $475,783    5.826      358      714     77.8


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                        $499,421,613 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                              Range of Original Balance
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
$500,000.01 - $550,000.00             $43,784,784       84     8.77     $521,247    5.796      358      724     78.1
$550,000.01 - $600,000.00             $38,227,526       66     7.65     $579,205    5.707      358      725     77.3
$600,000.01 - $650,000.00             $46,202,600       73     9.25     $632,912    5.914      358      717     75.1
$650,000.01 - $700,000.00              $8,162,213       12     1.63     $680,184    5.537      358      735     73.1
$700,000.01 - $750,000.00             $10,103,542       14     2.02     $721,682    5.606      358      733     77.8
$750,000.01 - $1,000,000.00           $43,182,792       49     8.65     $881,281    5.736      358      732     72.4
$1,000,000.01 - $1,500,000.00         $28,239,197       22     5.65   $1,283,600    5.536      358      722     71.4
$1,500,000.01 - $2,000,000.00         $14,542,516        8     2.91   $1,817,815    6.223      357      746     66.1
>= $2,000,000.01                       $4,975,000        2     1.00   $2,487,500    6.314      359      727     64.6
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                        State
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
Alabama                                  $612,000        1     0.12     $612,000    7.000      359      775     79.0
Arkansas                                 $159,600        1     0.03     $159,600    5.000      359      759     80.0
Arizona                               $13,034,731       36     2.61     $362,076    5.828      358      718     76.7
California                           $342,936,543      663    68.67     $517,250    5.757      358      723     76.0
Colorado                               $9,207,685       20     1.84     $460,384    5.611      358      724     77.2
Connecticut                            $2,298,486        6     0.46     $383,081    5.937      359      724     78.1
District of Columbia                   $1,489,360        3     0.30     $496,453    6.300      359      718     80.0
Florida                               $28,705,947       60     5.75     $478,432    6.242      358      713     76.3
Georgia                                $5,591,320       14     1.12     $399,380    6.009      359      684     78.9
Hawaii                                 $3,310,843        5     0.66     $662,169    5.782      358      740     75.2
Idaho                                     $87,250        1     0.02      $87,250    5.750      354      628     95.0
Illinois                               $8,818,226       20     1.77     $440,911    6.194      357      684     76.7
Indiana                                  $543,856        3     0.11     $181,285    5.969      357      725     83.4
Kentucky                                 $517,901        2     0.10     $258,951    6.398      358      685     90.3
Louisiana                                $222,589        1     0.04     $222,589    6.250      359      713     80.0
Massachusetts                          $8,503,826       17     1.70     $500,225    6.079      358      727     78.7
Maryland                               $7,194,849       21     1.44     $342,612    5.990      358      719     80.0
Michigan                                 $993,438        2     0.20     $496,719    6.567      357      677     73.6
Minnesota                              $1,366,168        6     0.27     $227,695    5.821      358      743     82.0
Missouri                                 $430,000        1     0.09     $430,000    6.375      359      692     74.1
Montana                                  $217,800        1     0.04     $217,800    6.875      359      692     90.0
North Carolina                         $3,971,250        6     0.80     $661,875    5.893      354      756     68.4
New Hampshire                            $487,777        1     0.10     $487,777    5.125      358      774     80.0
New Jersey                             $6,162,197       15     1.23     $410,813    5.832      358      695     77.9
New Mexico                               $517,098        3     0.10     $172,366    6.118      358      686     89.7
Nevada                                $18,628,863       43     3.73     $433,229    6.058      357      714     78.5
New York                               $7,229,656       15     1.45     $481,977    6.216      358      712     80.4
Ohio                                     $747,518        2     0.15     $373,759    6.560      355      683     78.3
Oklahoma                                 $931,184        3     0.19     $310,395    6.005      358      693     80.9
Oregon                                 $1,452,936        6     0.29     $242,156    6.205      357      718     77.2
Pennsylvania                             $222,000        1     0.04     $222,000    5.750      360      782     80.0
Rhode Island                             $958,958        2     0.19     $479,479    4.929      358      758     79.3

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                        $499,421,613 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                                        State
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
South Carolina                           $628,000        1     0.13     $628,000    5.875      359      720     80.0
Tennessee                                $208,780        2     0.04     $104,390    6.527      353      709     80.0
Texas                                  $3,590,902        9     0.72     $398,989    5.949      357      715     71.7
Utah                                     $180,547        1     0.04     $180,547    6.250      357      782     95.0
Virginia                               $5,308,321       13     1.06     $408,332    5.994      358      714     80.4
Vermont                                  $238,962        1     0.05     $238,962    6.000      359      703     80.0
Washington                             $9,760,645       24     1.95     $406,694    5.642      358      709     77.2
Wisconsin                                $553,600        1     0.11     $553,600    5.500      358      648     79.5
Wyoming                                $1,400,000        1     0.28   $1,400,000    4.625      355      737     40.0
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                           $9,017,478       13     1.81     $693,652    4.947      356      733     44.4
50.01 - 55.00                         $10,129,062       16     2.03     $633,066    6.160      357      716     53.5
55.01 - 60.00                         $11,179,533       20     2.24     $558,977    5.659      357      719     57.5
60.01 - 65.00                         $16,759,921       27     3.36     $620,738    5.740      358      712     62.8
65.01 - 70.00                         $37,193,183       57     7.45     $652,512    5.873      358      714     69.2
70.01 - 75.00                         $54,632,617       90    10.94     $607,029    5.848      358      715     73.9
75.01 - 80.00                        $346,656,110      760    69.41     $456,126    5.836      358      723     79.7
80.01 - 85.00                          $1,455,225        5     0.29     $291,045    6.295      356      707     83.8
85.01 - 90.00                          $7,616,256       24     1.53     $317,344    6.199      357      682     89.3
90.01 - 95.00                          $4,782,227       22     0.96     $217,374    5.963      355      716     94.6
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                Current Gross Coupon
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                            $590,000        1     0.12     $590,000    4.000      358      680     59.6
4.001 - 4.500                          $5,663,586       13     1.13     $435,660    4.475      356      752     75.0
4.501 - 5.000                         $49,950,884       90    10.00     $555,010    4.865      357      734     72.7
5.001 - 5.500                        $118,496,482      243    23.73     $487,640    5.338      357      724     76.1
5.501 - 6.000                        $146,540,015      308    29.34     $475,779    5.819      358      720     77.0
6.001 - 6.500                        $120,929,173      263    24.21     $459,807    6.342      358      715     77.9
6.501 - 7.000                         $52,933,717      106    10.60     $499,375    6.758      358      709     75.5
7.001 - 7.500                          $3,920,736        9     0.79     $435,637    7.254      357      713     80.0
7.501 - 8.000                            $397,020        1     0.08     $397,020    8.000      359      674     80.0
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                    Property Type
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
                                     $270,444,675      572    54.15     $472,805    5.877      358      717     75.9

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                        $499,421,613 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                                    Property Type
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
PUD                                  $151,874,789      298    30.41     $509,647    5.744      358      723     76.8
CND                                   $51,863,111      118    10.38     $439,518    5.752      358      726     77.2
2-4U                                  $14,954,078       26     2.99     $575,157    6.137      358      723     75.6
CNDP                                  $10,284,959       20     2.06     $514,248    5.882      358      735     79.9
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                       Purpose
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
PUR                                  $371,733,939      769    74.43     $483,399    5.872      358      724     78.1
RCO                                   $78,331,205      161    15.68     $486,529    5.794      358      702     71.1
RNC                                   $49,356,469      104     9.88     $474,581    5.583      357      720     71.7
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                      Occupancy
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
OO                                   $447,793,377      934    89.66     $479,436    5.798      358      719     76.8
2H                                    $28,104,505       49     5.63     $573,561    5.894      357      726     73.1
INV                                   $23,523,730       51     4.71     $461,250    6.399      358      727     73.0
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                       Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
360                                    $3,558,267       12     0.71     $296,522    6.213      360      726     78.7
359                                  $204,609,745      402    40.97     $508,979    6.110      359      720     76.6
358                                  $167,905,622      352    33.62     $477,005    5.709      358      721     77.2
357                                   $52,348,240      116    10.48     $451,278    5.588      357      717     76.4
356                                   $23,453,659       45     4.70     $521,192    5.431      356      730     74.6
355                                   $23,038,187       49     4.61     $470,167    5.165      355      730     71.6
354                                   $12,135,800       24     2.43     $505,658    5.535      354      723     74.5
353                                    $3,725,704       11     0.75     $338,700    5.668      353      674     77.5
352                                    $1,973,601        9     0.40     $219,289    5.739      352      712     76.2
351                                    $2,333,703        7     0.47     $333,386    6.786      351      711     83.2
350                                    $3,468,856        4     0.69     $867,214    6.517      350      693     64.6
348                                      $741,460        2     0.15     $370,730    5.132      348      728     80.7
343                                      $128,768        1     0.03     $128,768    6.250      343      642     94.2
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                        $499,421,613 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                                    Document Type
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
REDUCED                              $333,388,861      645    66.75     $516,882    6.017      358      717     76.3
FULL/ALT                              $84,838,686      215    16.99     $394,599    5.514      357      707     76.2
PREFERRED                             $66,963,929      130    13.41     $515,107    5.254      357      749     76.7
STREAMLINE                             $6,995,227       24     1.40     $291,468    5.804      359      746     76.1
NINA                                   $6,461,364       17     1.29     $380,080    6.386      358      723     80.1
NO RATIO                                 $413,100        1     0.08     $413,100    6.375      358      734     90.0
SISA                                     $360,445        2     0.07     $180,223    6.026      354      666     79.0
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                    Range of FICO
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
601 - 620                                $262,800        1     0.05     $262,800    5.375      354      609     61.8
621 - 640                             $17,267,743       41     3.46     $421,164    5.934      357      631     76.1
641 - 660                             $27,863,204       58     5.58     $480,400    5.805      358      651     74.9
661 - 680                             $56,447,106      123    11.30     $458,920    5.971      358      672     77.2
681 - 700                             $69,924,143      156    14.00     $448,232    5.974      358      691     76.7
701 - 720                             $78,301,942      159    15.68     $492,465    5.988      358      710     76.1
721 - 740                             $72,731,539      157    14.56     $463,258    5.759      358      731     76.5
741 - 760                             $71,731,065      144    14.36     $498,132    5.758      358      750     76.6
761 - 780                             $62,544,036      118    12.52     $530,034    5.631      358      770     76.8
781 - 800                             $37,426,094       65     7.49     $575,786    5.688      358      788     75.4
801 - 820                              $4,921,942       12     0.99     $410,162    5.307      358      808     73.4
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                              Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
0                                    $485,316,478    1,001    97.18     $484,832    5.811      358      720     76.3
12                                     $4,549,413       10     0.91     $454,941    6.525      359      711     77.2
36                                     $4,848,331       14     0.97     $346,309    6.428      357      708     76.7
60                                     $4,707,390        9     0.94     $523,043    6.637      359      710     78.7
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                80% LTV/PMI Analysis        (Excludes 983 80% or less LTV Mortgages)
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
80% LTV, with MI                      $13,853,708       51   100.00     $271,641    6.127      356      696     90.6
--------------------------------------------------------------------------------------------------------------------
                                      $13,853,708       51   100.00     $271,641    6.127      356      696     90.6
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                   Months to Roll
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                        $499,421,613 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                                   Months to Roll
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
43                                       $128,768        1     0.03     $128,768    6.250      343      642     94.2
48                                       $741,460        2     0.15     $370,730    5.132      348      728     80.7
50                                     $3,468,856        4     0.69     $867,214    6.517      350      693     64.6
51                                     $2,333,703        7     0.47     $333,386    6.786      351      711     83.2
52                                     $1,973,601        9     0.40     $219,289    5.739      352      712     76.2
53                                     $3,725,704       11     0.75     $338,700    5.668      353      674     77.5
54                                    $12,135,800       24     2.43     $505,658    5.535      354      723     74.5
55                                    $23,038,187       49     4.61     $470,167    5.165      355      730     71.6
56                                    $23,453,659       45     4.70     $521,192    5.431      356      730     74.6
57                                    $52,348,240      116    10.48     $451,278    5.588      357      717     76.4
58                                   $167,905,622      352    33.62     $477,005    5.709      358      721     77.2
59                                   $204,609,745      402    40.97     $508,979    6.110      359      720     76.6
60                                     $3,558,267       12     0.71     $296,522    6.213      360      726     78.7
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                       Margin
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                        $494,546,710    1,009    99.02     $490,135    5.830      358      720     76.3
3.001 - 4.000                          $3,620,927       20     0.73     $181,046    5.901      354      700     90.7
4.001 - 5.000                            $324,000        1     0.06     $324,000    5.999      355      785     80.0
5.001 - 6.000                            $929,975        4     0.19     $232,494    6.115      353      708     85.6
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                    Maximum Rates
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                            $590,000        1     0.12     $590,000    4.000      358      680     59.6
9.001 - 10.000                        $55,210,831      102    11.05     $541,283    4.824      357      736     72.9
10.001 - 11.000                      $262,076,481      539    52.48     $486,227    5.603      358      722     76.6
11.001 - 12.000                      $175,504,282      374    35.14     $469,263    6.454      358      713     77.1
12.001 - 13.000                        $6,040,018       18     1.21     $335,557    7.053      357      711     82.0
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                           Next Interest Adjustment Date
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
01/09                                    $128,768        1     0.03     $128,768    6.250      343      642     94.2
06/09                                    $741,460        2     0.15     $370,730    5.132      348      728     80.7
08/09                                  $3,468,856        4     0.69     $867,214    6.517      350      693     64.6
09/09                                  $2,333,703        7     0.47     $333,386    6.786      351      711     83.2
10/09                                  $1,973,601        9     0.40     $219,289    5.739      352      712     76.2
11/09                                  $3,725,704       11     0.75     $338,700    5.668      353      674     77.5
12/09                                 $12,135,800       24     2.43     $505,658    5.535      354      723     74.5
01/10                                 $23,038,187       49     4.61     $470,167    5.165      355      730     71.6
02/10                                 $23,453,659       45     4.70     $521,192    5.431      356      730     74.6

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                        $499,421,613 ARM Rate Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                            Next Interest Adjustment Date
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
03/10                                 $52,348,240      116    10.48     $451,278    5.588      357      717     76.4
04/10                                $167,905,622      352    33.62     $477,005    5.709      358      721     77.2
05/10                                $204,609,745      402    40.97     $508,979    6.110      359      720     76.6
06/10                                  $3,558,267       12     0.71     $296,522    6.213      360      726     78.7
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                Initial Fixed Period
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
60                                   $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                     Floor Rate
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                        $494,546,710    1,009    99.02     $490,135    5.830      358      720     76.3
3.001 - 4.000                          $3,620,927       20     0.73     $181,046    5.901      354      700     90.7
5.001 - 6.000                            $885,955        4     0.18     $221,489    5.912      355      715     79.6
6.001 - 7.000                            $368,020        1     0.07     $368,020    6.500      351      759     95.0
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                     Initial Cap
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
2.000                                  $3,192,288       14     0.64     $228,021    5.717      355      715     86.5
3.000                                  $1,253,975        5     0.25     $250,795    6.085      354      728     84.1
5.000                                $492,617,789    1,009    98.64     $488,224    5.833      358      720     76.3
6.000                                  $2,357,561        6     0.47     $392,927    5.543      358      744     68.2
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                   Subsequent Cap
--------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------
1.000                                  $2,914,110       14     0.58     $208,151    6.064      353      704     82.5
2.000                                $496,507,503    1,020    99.42     $486,772    5.830      358      720     76.3
--------------------------------------------------------------------------------------------------------------------
                                     $499,421,613    1,034   100.00     $483,000    5.831      358      720     76.4
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                        $152,704,929 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                                    Range
(As of Calculation Date)                                                                            -----

Total Number of Loans                                                          292
Total Outstanding Balance                                             $152,704,929
Average Loan Balance                                                      $522,962             $86,558 to $1,500,000
WA Mortgage Rate                                                            5.741%              4.625% to 7.500%
WA Mortgage Rate Net LPMI                                                   5.730%              4.625% to 7.500%
Net WAC                                                                     5.468%              4.366% to 7.241%
ARM Characteristics
    WA Gross Margin                                                         2.280%              2.250% to 3.125%
    WA Months to First Roll                                                     81                  70 to 83
    WA First Periodic Cap                                                   5.000%              5.000% to 5.000%
    WA Subsequent Periodic Cap                                              2.000%              2.000% to 2.000%
    WA Lifetime Cap                                                        10.741%              9.625% to 12.500%
    WA Lifetime Floor                                                       2.280%              2.250% to 3.125%
WA Original Term (months)                                                      360                 360 to 360
WA Remaining Term (months)                                                     357                 346 to 359
WA Age (months)                                                                  3                   1 to 14
WA LTV                                                                      72.51%              20.00% to 95.00%
WA FICO                                                                        718

Secured by (% of pool)          1st Liens                                  100.00%
                                2nd Liens                                    0.00%
Prepayment Penalty at Loan Orig (% of all loans)                             0.00%
Prepay Moves Exempted           Soft                                         0.00%
                                Hard                                         0.00%
                                No Prepay                                  100.00%
                                Unknown                                      0.00%
Percent of IO                                                               84.12%

    Top 5 States             Top 5 Prop           Doc Types          Purpose Codes         Occ Codes          Orig PP Term
    ------------             ----------           ---------          -------------         ---------          ------------
CA                57.02%   SFR      55.11%   REDUCE       43.24%   PUR         49.12%   OO        92.75%    0           100.00
MA                 6.54%   PUD      27.73%   FULL/AL      32.45%   RCO         33.50%   INV        4.64%
FL                 5.81%   CND       9.14%   PREFER       21.61%   RNC         17.38%   2H         2.61%
WA                 2.92%   CNDP      5.47%   NINA          2.38%
NJ                 2.77%   2-4U      2.19%   STREAM        0.32%





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                         $152,704,929 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
                                                     Description
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
7/1 CMT1Y                                $959,159        2     0.63     $479,579    5.658      358      737     75.1
7/1 LIB12M                            $23,289,743       53    15.25     $439,429    5.561      357      709     69.6
7/1 LIB12M - IO                      $128,456,028      237    84.12     $542,009    5.774      357      719     73.0
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                              Range of Current Balance
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00                 $185,611        2     0.12      $92,805    5.550      353      707     84.1
$100,000.01 - $150,000.00                $414,237        3     0.27     $138,079    5.927      356      700     91.6
$150,000.01 - $200,000.00              $1,776,872       10     1.16     $177,687    6.115      357      678     88.1
$200,000.01 - $250,000.00              $1,163,480        5     0.76     $232,696    5.727      355      731     75.9
$250,000.01 - $300,000.00                $546,400        2     0.36     $273,200    6.231      357      729     84.7
$300,000.01 - $350,000.00                $339,500        1     0.22     $339,500    5.500      357      673     80.0
$350,000.01 - $400,000.00             $22,520,636       59    14.75     $381,706    5.893      358      716     73.5
$400,000.01 - $450,000.00             $19,684,620       46    12.89     $427,927    5.719      357      706     71.6
$450,000.01 - $500,000.00             $22,852,038       48    14.96     $476,084    5.872      358      703     76.5
$500,000.01 - $550,000.00             $11,066,372       21     7.25     $526,970    5.699      357      703     73.1
$550,000.01 - $600,000.00             $14,421,055       25     9.44     $576,842    5.656      357      725     75.0
$600,000.01 - $650,000.00             $11,293,430       18     7.40     $627,413    5.626      357      721     73.1
$650,000.01 - $700,000.00              $7,487,441       11     4.90     $680,676    5.736      357      736     74.4
$700,000.01 - $750,000.00              $3,595,803        5     2.35     $719,161    5.703      357      744     76.6
$750,000.01 - $1,000,000.00           $25,772,230       29    16.88     $888,698    5.557      357      738     66.7
$1,000,000.01 - $1,500,000.00          $9,585,205        7     6.28   $1,369,315    5.848      356      717     64.7
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                              Range of Original Balance
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00                 $185,611        2     0.12      $92,805    5.550      353      707     84.1
$100,000.01 - $150,000.00                $414,237        3     0.27     $138,079    5.927      356      700     91.6
$150,000.01 - $200,000.00              $1,776,872       10     1.16     $177,687    6.115      357      678     88.1
$200,000.01 - $250,000.00              $1,163,480        5     0.76     $232,696    5.727      355      731     75.9
$250,000.01 - $300,000.00                $546,400        2     0.36     $273,200    6.231      357      729     84.7
$300,000.01 - $350,000.00                $339,500        1     0.22     $339,500    5.500      357      673     80.0
$350,000.01 - $400,000.00             $22,168,843       58    14.52     $382,221    5.893      358      717     73.4
$400,000.01 - $450,000.00             $19,236,285       45    12.60     $427,473    5.715      357      708     71.7
$450,000.01 - $500,000.00             $22,800,472       48    14.93     $475,010    5.880      358      700     76.5
$500,000.01 - $550,000.00             $11,566,273       22     7.57     $525,740    5.690      357      705     72.9
$550,000.01 - $600,000.00             $14,772,847       26     9.67     $568,186    5.662      357      724     75.1
$600,000.01 - $650,000.00             $11,293,430       18     7.40     $627,413    5.626      357      721     73.1
$650,000.01 - $700,000.00              $7,487,441       11     4.90     $680,676    5.736      357      736     74.4
$700,000.01 - $750,000.00              $3,595,803        5     2.35     $719,161    5.703      357      744     76.6
$750,000.01 - $1,000,000.00           $25,772,230       29    16.88     $888,698    5.557      357      738     66.7
$1,000,000.01 - $1,500,000.00          $9,585,205        7     6.28   $1,369,315    5.848      356      717     64.7
---------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the Do not use or rely on this information if you have not received or attached statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account The collateral representative for another copy. information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                         $152,704,929 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
                                              Range of Original Balance
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                        State
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
Alabama                                  $605,649        2     0.40     $302,824    6.409      355      642     80.3
Arizona                                $2,312,094        5     1.51     $462,419    5.639      357      748     79.8
California                            $87,068,711      152    57.02     $572,820    5.787      357      718     71.9
Colorado                               $2,790,395        6     1.83     $465,066    5.578      358      709     67.8
Connecticut                              $823,211        2     0.54     $411,605    5.539      357      775     73.2
Florida                                $8,877,429       18     5.81     $493,191    5.732      357      731     74.0
Georgia                                $1,766,860        3     1.16     $588,953    5.467      357      734     70.9
Hawaii                                   $760,000        1     0.50     $760,000    5.375      358      798     80.0
Idaho                                  $1,605,728        2     1.05     $802,864    5.489      357      745     37.6
Illinois                               $3,658,942        7     2.40     $522,706    5.689      357      738     76.7
Indiana                                  $453,400        1     0.30     $453,400    5.750      357      779     80.0
Massachusetts                          $9,989,855       21     6.54     $475,707    5.730      357      736     69.6
Maryland                                 $725,501        3     0.48     $241,834    5.679      357      690     82.9
Michigan                                 $546,296        2     0.36     $273,148    5.718      357      676     76.1
Minnesota                              $1,335,500        3     0.87     $445,167    5.997      357      725     70.7
Missouri                                 $327,459        2     0.21     $163,729    6.375      356      693     87.9
North Carolina                           $149,067        1     0.10     $149,067    5.875      356      688     95.0
New Jersey                             $4,231,148        9     2.77     $470,128    5.737      357      704     72.2
Nevada                                 $3,615,887        7     2.37     $516,555    5.886      358      704     77.3
New York                               $3,511,095        6     2.30     $585,183    5.626      358      718     75.6
Ohio                                   $1,256,923        3     0.82     $418,974    5.428      357      677     74.9
Oklahoma                                 $593,483        3     0.39     $197,828    6.068      356      664     91.8
Oregon                                 $1,585,693        4     1.04     $396,423    5.545      358      673     77.5
Pennsylvania                             $650,000        1     0.43     $650,000    5.750      358      668     65.0
Tennessee                              $1,409,449        4     0.92     $352,362    5.844      357      701     77.4
Texas                                  $2,138,182        3     1.40     $712,727    5.323      356      692     78.2
Utah                                   $1,350,000        2     0.88     $675,000    5.292      357      742     70.5
Virginia                               $3,497,052        8     2.29     $437,131    5.709      357      718     72.5
Washington                             $4,452,421       10     2.92     $445,242    5.631      357      688     76.3
Wyoming                                  $617,500        1     0.40     $617,500    5.500      357      710     79.7
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                 Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                           $7,989,453       14     5.23     $570,675    5.783      356      723     40.7
50.01 - 55.00                          $6,035,878        8     3.95     $754,485    5.744      357      717     51.0
55.01 - 60.00                          $4,653,450        7     3.05     $664,779    6.007      356      672     57.7
60.01 - 65.00                         $10,077,876       16     6.60     $629,867    5.422      357      739     62.9
65.01 - 70.00                         $23,255,760       43    15.23     $540,832    5.562      357      706     68.5
---------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the Do not use or rely on this information if you have not received or attached statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account The collateral representative for another copy. information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                         $152,704,929 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
                                                 Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                         $21,699,158       38    14.21     $571,030    5.766      357      716     73.7
75.01 - 80.00                         $72,646,011      140    47.57     $518,900    5.793      357      725     79.6
80.01 - 85.00                          $1,852,165       10     1.21     $185,217    5.801      356      707     83.3
85.01 - 90.00                          $2,278,977        6     1.49     $379,830    5.844      357      699     88.6
90.01 - 95.00                          $2,216,202       10     1.45     $221,620    6.256      357      655     94.5
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                 Current Gross Coupon
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                          $3,740,888        5     2.45     $748,178    4.809      354      761     63.1
5.001 - 5.500                         $58,040,965      103    38.01     $563,505    5.377      357      727     70.5
5.501 - 6.000                         $62,087,118      122    40.66     $508,911    5.799      357      713     74.2
6.001 - 6.500                         $19,257,364       43    12.61     $447,846    6.277      358      706     74.8
6.501 - 7.000                          $8,240,494       17     5.40     $484,735    6.763      357      704     74.7
7.001 - 7.500                          $1,338,101        2     0.88     $669,051    7.394      358      717     57.1
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                    Property Type
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
SFR                                   $84,162,737      168    55.11     $500,969    5.726      357      713     71.9
PUD                                   $42,344,558       75    27.73     $564,594    5.709      357      718     72.4
CND                                   $13,953,333       30     9.14     $465,111    5.785      357      737     77.4
CNDP                                   $8,355,206       14     5.47     $596,800    5.646      358      732     74.4
2-4U                                   $3,350,101        4     2.19     $837,525    6.638      359      726     64.5
COOP                                     $538,996        1     0.35     $538,996    5.375      355      784     80.0
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                       Purpose
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
PUR                                   $75,014,827      140    49.12     $535,820    5.764      357      726     77.7
RCO                                   $51,153,184       98    33.50     $521,971    5.761      357      704     67.2
RNC                                   $26,536,918       54    17.38     $491,424    5.638      357      724     68.3
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                      Occupancy
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
OO                                   $141,631,398      270    92.75     $524,561    5.701      357      717     72.6
INV                                    $7,082,356       14     4.64     $505,883    6.623      358      745     70.5
---------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the Do not use or rely on this information if you have not received or attached statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account The collateral representative for another copy. information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                         $152,704,929 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
                                                      Occupancy
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
2H                                     $3,991,175        8     2.61     $498,897    5.584      358      723     74.0
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                        Months Remaining to Scheduled Maturity
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
359                                   $28,856,999       58    18.90     $497,534    6.161      359      708     74.3
358                                   $42,609,512       79    27.90     $539,361    5.657      358      723     73.2
357                                   $46,910,717       89    30.72     $527,087    5.605      357      729     72.6
356                                   $20,741,464       40    13.58     $518,537    5.647      356      709     71.0
355                                    $6,275,683       13     4.11     $482,745    5.722      355      710     68.5
354                                    $4,082,180        5     2.67     $816,436    6.005      354      688     68.6
353                                      $510,701        3     0.33     $170,234    5.507      353      705     83.4
352                                    $1,167,673        3     0.76     $389,224    5.963      352      660     77.1
349                                      $550,000        1     0.36     $550,000    5.125      349      624     79.7
346                                    $1,000,000        1     0.65   $1,000,000    4.750      346      747     43.5
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                    Document Type
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
REDUCED                               $66,036,181      122    43.24     $541,280    5.865      357      714     72.1
FULL/ALT                              $49,546,959       96    32.45     $516,114    5.657      357      707     71.2
PREFERRED                             $32,997,490       62    21.61     $532,218    5.566      357      742     75.2
NINA                                   $3,637,085        9     2.38     $404,121    6.140      357      718     70.9
STREAMLINE                               $487,214        3     0.32     $162,405    6.277      357      674     90.1
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                    Range of FICO
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
621 - 640                              $8,439,536       16     5.53     $527,471    6.075      356      632     70.1
641 - 660                              $9,276,448       22     6.07     $421,657    5.669      357      652     73.8
661 - 680                             $17,016,419       35    11.14     $486,183    5.767      357      670     71.7
681 - 700                             $18,310,872       36    11.99     $508,635    5.853      358      689     74.0
701 - 720                             $25,570,169       50    16.74     $511,403    5.779      357      710     72.9
721 - 740                             $22,908,092       43    15.00     $532,746    5.751      357      729     73.4
741 - 760                             $16,037,867       30    10.50     $534,596    5.592      357      750     71.2
761 - 780                             $20,885,520       36    13.68     $580,153    5.689      357      770     73.7
781 - 800                             $13,216,257       22     8.65     $600,739    5.564      357      789     69.1
801 - 820                              $1,043,750        2     0.68     $521,875    5.683      358      810     77.1
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the Do not use or rely on this information if you have not received or attached statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account The collateral representative for another copy. information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                         $152,704,929 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
                                              Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
0                                    $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                 80% LTV/PMI Analysis        (Excludes 266 80% or less LTV Mortgages)
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI                     $6,347,344       26   100.00     $244,129    5.975      357      686     89.1
---------------------------------------------------------------------------------------------------------------------
                                       $6,347,344       26   100.00     $244,129    5.975      357      686     89.1
---------------------------------------------------------------------------------------------------------------------



                                                    Months to Roll
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
70                                     $1,000,000        1     0.65   $1,000,000    4.750      346      747     43.5
73                                       $550,000        1     0.36     $550,000    5.125      349      624     79.7
76                                     $1,167,673        3     0.76     $389,224    5.963      352      660     77.1
77                                       $510,701        3     0.33     $170,234    5.507      353      705     83.4
78                                     $4,082,180        5     2.67     $816,436    6.005      354      688     68.6
79                                     $6,275,683       13     4.11     $482,745    5.722      355      710     68.5
80                                    $20,741,464       40    13.58     $518,537    5.647      356      709     71.0
81                                    $46,910,717       89    30.72     $527,087    5.605      357      729     72.6
82                                    $42,609,512       79    27.90     $539,361    5.657      358      723     73.2
83                                    $28,856,999       58    18.90     $497,534    6.161      359      708     74.3
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                        Margin
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                        $150,852,207      283    98.79     $533,047    5.734      357      719     72.2
3.001 - 4.000                          $1,852,723        9     1.21     $205,858    6.331      356      658     94.5
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                    Maximum Rates
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                         $3,740,888        5     2.45     $748,178    4.809      354      761     63.1
10.001 - 11.000                      $120,128,083      225    78.67     $533,903    5.595      357      720     72.4
11.001 - 12.000                       $27,497,858       60    18.01     $458,298    6.423      358      705     74.8
12.001 - 13.000                        $1,338,101        2     0.88     $669,051    7.394      358      717     57.1
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the Do not use or rely on this information if you have not received or attached statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account The collateral representative for another copy. information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

     [LOGO OMITTED] Countrywide                    Computational Materials for
--------------------------------------
       SECURITIES CORPORATION                        CWMBS 2005-HYB4 - Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                         $152,704,929 ARM Rate Mortgage Loans
---------------------------------------------------------------------------------------------------------------------
                                            Next Interest Adjustment Date
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
04/11                                  $1,000,000        1     0.65   $1,000,000    4.750      346      747     43.5
07/11                                    $550,000        1     0.36     $550,000    5.125      349      624     79.7
10/11                                  $1,167,673        3     0.76     $389,224    5.963      352      660     77.1
11/11                                    $510,701        3     0.33     $170,234    5.507      353      705     83.4
12/11                                  $4,082,180        5     2.67     $816,436    6.005      354      688     68.6
01/12                                  $6,275,683       13     4.11     $482,745    5.722      355      710     68.5
02/12                                 $20,741,464       40    13.58     $518,537    5.647      356      709     71.0
03/12                                 $46,910,717       89    30.72     $527,087    5.605      357      729     72.6
04/12                                 $42,609,512       79    27.90     $539,361    5.657      358      723     73.2
05/12                                 $28,856,999       58    18.90     $497,534    6.161      359      708     74.3
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                 Initial Fixed Period
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
84                                   $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                      Floor Rate
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                        $150,852,207      283    98.79     $533,047    5.734      357      719     72.2
3.001 - 4.000                          $1,852,723        9     1.21     $205,858    6.331      356      658     94.5
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                     Initial Cap
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
5.000                                $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Cap
---------------------------------------------------------------------------------------------------------------------
                                          CURRENT     # OF     % OF      AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                               BALANCE     LOAN    TOTAL      BALANCE      WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------
2.000                                $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------
                                     $152,704,929      292   100.00     $522,962    5.741      357      718     72.5
---------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.